UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011 (April 28, 2011)

TRACTOR SUPPLY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Powell Place Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (615) 440-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders of Tractor Supply Company (the “Company”) was held on April 28, 2011.  At the meeting, the stockholders elected each of the Company’s nominees for director to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified. In addition, at the meeting, the stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from one hundred million (100,000,000) to two hundred million (200,000,000), voted in favor of the compensation of the named executive officers of the Company, on an advisory and non-binding basis, and voted in favor of a frequency of every year for future advisory votes on executive compensation.

The voting results of the director elections, charter amendment proposal, advisory vote on the compensation of the named executive officers and the advisory vote on the frequency of future advisory votes on the Company’s executive compensation, which were described in more detail in the definitive proxy statement relating to the 2011 Annual Meeting of Stockholders that the Company filed with the Securities and Exchange Commission on March 18, 2011, are set forth below.

(1)           The tabulation of votes for each nominee for director is as follows:

	For	Withheld	Broker Non-Votes
Johnston C. Adams	58,359,505	1,208,318	5,663,103
William Bass	58,121,818	1,446,005	5,663,103
Peter D. Bewley	59,374,744	193,079	5,663,103
Jack C. Bingleman	58,146,594	1,421,229	5,663,103
Richard W. Frost	58,364,940	1,202,883	5,663,103
Cynthia T. Jamison	57,034,434	2,531,389	5,663,103
George MacKenzie	51,464,343	8,103,480	5,663,103
Edna K. Morris	58,374,272	1,193,551	5,663,103
James F. Wright	58,483,770	1,084,053	5,663,103

    (2)           The amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from one hundred million (100,000,000) to two hundred million (200,000,000) was approved as follows:

For	Against	Abstain	Broker Non-Votes
62,398,957	2,754,451	77,518	--

(3)           The compensation of the named executive officers of the Company was approved, on an advisory and non-binding basis as follows:

For	Against	Abstain	Broker Non-Votes
55,853,615	2,381,303	1,332,905	5,663,103

(4)           The tabulation of votes on the frequency of the advisory vote on executive compensation is as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
49,454,725	263,885	8,493,263	1,355,950	5,663,103

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACTOR SUPPLY COMPANY

Date: April 29, 2011                By: /s/ Anthony F. Crudele
Name:   Anthony F. Crudele
Title:	Executive Vice President - Chief Financial Officer and Treasurer